Merger with CPA 15	12 Months Ended
Dec. 31, 2012
REIT Reorganization and Merger
REIT Reorganization and Merger

Note 3. Merger with CPA®:15

Merger

On February 17, 2012, our predecessor, W. P. Carey & Co. LLC, and CPA®:15 entered into a definitive agreement (the “Merger Agreement”) pursuant to which CPA®:15 would merge with and into W. P. Carey Inc. The Merger is part of a larger transformation that implements our overall business strategy of expanding real estate assets under ownership, substantially increases our scale and liquidity, and provides income contribution from owned properties while preserving our investment management business. On September 13, 2012, the shareholders of W. P. Carey & Co. LLC and the stockholders of CPA®:15 approved the Merger. On September 28, 2012 (the “acquisition date”), CPA®:15 merged with and into W. P. Carey Inc., with CPA®:15 surviving as an indirect, wholly-owned subsidiary of W. P. Carey Inc. In the Merger, CPA®:15's stockholders received for each share of CPA®:15's common stock owned 0.2326 shares of W. P. Carey Inc. common stock, which equated to $11.40 per share of CPA®:15 common stock based on the $49.00 per share closing price of W. P. Carey & Co. LLC's shares on the NYSE on that date, and $1.25 in cash for total consideration of $12.65 per share of CPA®:15. We paid total merger consideration of $1.5 billion, including cash of $152.4 million and the issuance of 28,170,643 shares of our common stock with a fair value of $1.4 billion on the acquisition date (the “Merger Consideration”) to the stockholders of CPA®:15 in exchange for 121,194,272 shares of CPA®:15 common stock that we did not previously own. In order to fund the cash portion of the Merger Consideration, we drew down the full amount of our existing $175.0 million Term Loan Facility (Note 12). As a condition of the Merger, we waived the subordinated disposition and termination fees that we would have been entitled to receive from CPA®:15 upon its liquidation pursuant to the terms of our advisory agreement with CPA®:15 (Note 4).

Immediately prior to the Merger, CPA®:15's portfolio was comprised of full or partial ownership interests in 305 properties, substantially all of which were triple-net leased to 76 tenants, and totaled approximately 27 million square feet, with an occupancy rate of approximately 99%. In the Merger, we acquired these properties and their related leases with an average remaining life of 9.7 years. In 2011, CPA®:15 recorded lease revenues of $242.2 million. We also assumed the related property debt comprised of 58 fixed-rate and 9 variable-rate non-recourse mortgage loans with a preliminary aggregate fair value of $1.2 billion and a weighted-average annual interest rate of 5.6%. During the period from January 1, 2012 through September 28, 2012, we earned $19.0 million in fees from CPA®:15 and recognized $4.5 million in equity earnings based on our ownership of shares in CPA®:15 prior to the Merger. The lease revenues and income from continuing operations contributed from the properties acquired from the date of the Merger through December 31, 2012 were $56.2 million and $9.0 million (inclusive of $2.5 million attributable to noncontrolling interests), respectively.

We accounted for the Merger as a business combination under the acquisition method of accounting. After consideration of all applicable factors pursuant to the business combination accounting rules, we were considered the “accounting acquirer” due to various factors, including the fact that the shareholders of W. P. Carey & Co. LLC, our predecessor, held the largest portion of the voting rights in W. P. Carey Inc., upon completion of the Merger. Acquisition costs of $31.7 million related to the Merger have been expensed as incurred and classified within General and administrative expense in the consolidated statements of income for the year ended December 31, 2012.

On September 19, 2012, we acquired a 52.63% ownership interest in Marcourt Investments Inc. (“Marcourt”) from an unrelated third party. At that time, CPA®:15 held a 47.37% ownership interest in Marcourt. Marcourt owns 12 Marriott Courtyard hotels located throughout the U. S. that are leased to and operated by Marriott International, Inc. We obtained this investment in contemplation of the Merger and accounted for this step acquisition as part of the Merger. Accordingly, the assets acquired and liabilities assumed from Marcourt in this transaction are included in the table below.

The purchase price was allocated to the assets acquired and liabilities assumed, based upon their preliminary fair values. The fair values of the lease intangibles acquired were measured in a manner consistent with our purchase price allocation policy described in Note 2. During the fourth quarter of 2012, we identified certain measurement period adjustments that impacted the provisional accounting, which increased the fair value of the identifiable real estate acquired and the non-controlling interests acquired by $5.6 million and $0.7 million, respectively, resulting in a $6.3 million reduction in goodwill. The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed in the acquisition, and the related measurement period adjustments, based on the current best estimate of management

	Initially Reported	Measurement	As Revised at
	at September 30, 2012	Period Adjustments	December 31, 2012
Total Consideration
Fair value of W. P. Carey shares of common stock issued	$1,380,362	$-	$1,380,362
Cash consideration paid	152,356	-	152,356
Merger Consideration	1,532,718	-	1,532,718
Fair value of our equity interest in CPA®:15 prior to the Merger	107,147	-	107,147
Fair value of our equity interest in jointly-owned investments with CPA®:15 prior to the Merger	54,822	-	54,822
	$1,694,687	$-	$1,694,687
Assets Acquired at Fair Value
Net investment in properties	$1,758,372	$4,500	$1,762,872
Net investment in direct financing leases	315,789	-	315,789
Equity investments in real estate	164,886	1,361	166,247
Intangible assets (Note 8)	694,411	899	695,310
Cash and cash equivalents	178,945	-	178,945
Other assets	83,838	(2,088)	81,750
	3,196,241	4,672	3,200,913
Liabilities Assumed at Fair Value
Non-recourse debt	(1,350,755)	-	(1,350,755)
Accounts payable, accrued expenses and other liabilities (including below-market rent intangibles of $102,155)	(187,712)	917	(186,795)
Prepaid and deferred rental income and security deposits
	(1,538,467)	917	(1,537,550)

Total identifiable net assets	1,657,774	5,589	1,663,363
Amounts attributable to noncontrolling interests	(238,038)	679	(237,359)
Goodwill	274,951	(6,268)	268,683
	$1,694,687	$-	$1,694,687

Goodwill

Two items comprise a majority of the $268.7 million of goodwill recorded in the Merger. First, at the time we entered into the Merger Agreement, the market value of our stock was $45.07 per share. The increase in the market value of our stock of $3.93 per share from the date of the Merger Agreement to $49.00 per share on the transaction date gave rise to approximately $110.8 million of the goodwill recorded, based on the fixed amount of 28,170,643 shares issued. Second, at the time we entered into the Merger Agreement, the consideration of 0.2326 shares of our common stock plus $1.25 in cash per common share of CPA®:15 represented a premium of approximately $1.33 per share over the September 30, 2011 estimated NAV of CPA®:15, which was $10.40. Management believes that the premium is supported by several factors of the combined entity, including the fact that (i) it is among the largest publicly traded REITs with greater operating and financial flexibility and better access to capital markets and with a lower cost of capital than CPA®:15 had on a stand-alone basis; (ii) the Merger eliminated costs associated with the advisory structure that CPA®:15 had previously; and (iii) the combined portfolio has greater tenant and geographic diversification and an improved overall weighted average debt maturity and interest rate. Based on the number of CPA®:15 shares ultimately exchanged of 121,194,272, this premium comprised approximately $121.2 million of the goodwill. In addition to these factors, since the September 30, 2011 valuation date there was a reduction in the fair value of CPA®:15's net assets primarily attributable to the impact of foreign currency exchange rates during the period from September 30, 2011 to the acquisition date.

The fair value of our 28,170,643 common shares issued in the Merger as part of the consideration paid for CPA®:15 of $1.5 billion was derived from the closing market price of our common stock on the acquisition date. As required by GAAP, the fair value related to the assets acquired and liabilities assumed, as well as the shares exchanged, has been computed as of the date we gained control, which was the closing date of the Merger, in a manner consistent with the methodology described above.

Goodwill is not deductible for income tax purposes.

Equity Investments and Noncontrolling Interests

Additionally, we recognized a gain on change in control of interests of $14.7 million for the year ended December 31, 2012 related to the difference between the carrying value of $92.4 million and the fair value of $107.1 million of our previously-held equity interest in 10,389,079 shares of CPA®:15's common stock.

The Merger also resulted in our acquisition of the remaining interests in four investments in which we already had a joint interest and accounted for under the equity method (Note 7). Upon acquiring the remaining interests in these investments, we owned 100% of these investments and thus accounted for these acquisitions as step acquisitions utilizing the purchase method of accounting. Due to the change in control of the four jointly-owned investments that occurred, we recorded an aggregate gain of approximately $6.1 million related to the difference between our carrying values and the fair values of our previously-held equity interests on the acquisition date of $48.7 million and $54.8 million, respectively. Subsequent to the Merger, we consolidate these wholly-owned investments.

The fair values of our previously-held equity interests and our noncontrolling interests are based on the estimated fair market values of the underlying real estate and mortgage debt, both of which were determined by management relying in part on a third party. Real estate valuation requires significant judgment. We determined the significant inputs to be Level 3 with ranges for the entire portfolio as follows:

  Discount rates applied to the estimated net operating income of each property ranged from approximately 3.5% to 14.75%;
  Discount rates applied to the estimated residual value of each property ranged from approximately 5.75% to 12.5%;
  Residual capitalization rates applied to the properties ranged from approximately 7.0% to 11.5%.
  The fair market value of such property level debt was determined based upon available market data for comparable liabilities and by applying selected discount rates to the stream of future debt payments; and
  Discount rates applied to cash flows ranged from approximately 2.7% to 10%.

No illiquidity adjustments to the equity interests or noncontrolling interests were deemed necessary as the investments are held with affiliates and do not allow for unilateral sale or financing by any of the affiliated parties. Furthermore, the discount and/or capitalization rates utilized in the appraisals also reflect the illiquidity of real estate assets. Lastly, there were no control premiums contemplated as the investments were in individual, or a portfolio of, underlying real estate and debt, as opposed to a business operation.

Pro Forma Financial Information (Unaudited)

The following consolidated pro forma financial information has been presented as if the Merger, including the acquisition of Marcourt, had occurred on January 1, 2011 for the years ended 2012 and 2011. The pro forma financial information is not necessarily indicative of what the actual results would have been had the Merger occurred on that date, nor does it purport to represent the results of operations for future periods.

(Dollars in thousands, except share and per share amounts):

	Years Ended December 31,
	2012	2011
Pro forma total revenues	$529,331	$542,667
Pro forma income attributable to W. P. Carey stockholders	$140,284	$117,708

Pro forma earnings per share: (a)
Basic	$2.03	$1.70
Diluted	$2.01	$1.70

Pro forma weighted average shares: (b)
Basic	68,382,378	67,990,118
Diluted	69,071,391	68,268,738

__________

  The pro forma income attributable to W. P. Carey stockholders reflects combined general and administrative expenses of $31.7 million and income tax expenses of $9.6 million incurred related to the Merger for the year ended December 31, 2011 as if the Merger had taken place on January 1, 2011.
  The pro forma weighted average shares outstanding for the years ended December 31, 2012 and 2011 were determined as if the 28,170,643 shares of our common stock issued to CPA®:15 stockholders in the Merger were issued on January 1, 2011.